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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MARCH 23, 1998


                            DAILEY INTERNATIONAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                       1389                   76-0503351
(STATE OR OTHER JURISDICTION       (PRIMARY STANDARD         (I.R.S. EMPLOYER
     OF INCORPORATION)         INDUSTRIAL CLASSIFICATION     IDENTIFICATION NO.)
                                     CODE NUMBER)




                    2507 NORTH FRAZIER
                      P.O. BOX 1863
                      CONROE, TEXAS                             77305
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 350-3399


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                         EXHIBIT INDEX BEGINS ON PAGE 5.




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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On March 23, 1998, Dailey International Inc., a Delaware corporation (the "Company"), acquired the outstanding capital stock (the "IDS Acquisition") of Integrated Drilling Systems Limited, a corporation organized under the laws of Scotland ("IDS"), for 1,064,000 shares of the Company's Class A Common Stock and $9,354,000 in cash. Debt of approximately $10,000,000 was either repaid or assumed in connection with the transaction. The purchase price was determined through arms-length negotiations between the parties.

         IDS designs and manufactures proprietary formation evaluation equipment for use in drilling oil and gas wells. Dailey intends to employ substantially all of IDS', management and other personnel.

         The IDS Acquisition was effected pursuant to a Share Purchase Agreement dated effective as of January 14, 1998 (the "Purchase Agreement"), by and among the Company, IDS and the shareholders of IDS. The IDS Acquisition was funded utilizing a portion of the proceeds from the Company's recent private placement of its 9 1/2% Senior Notes due 2008.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  2.1 Share Purchase Agreement dated January 14, 1998 (the "Purchase Agreement"), by and among the Company, IDS and the shareholders of IDS (incorporated by reference from Amendment No. 1 to the Company's Registration Statement on Form S-4 (file no. 333-47345)). Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Purchase Agreement have not been filed with this exhibit. The Schedules contain various items relating to the representations and warranties made by the Company and IDS in the Purchase Agreement. The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

                  99.1     Press Release dated March 23, 1998.



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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         The issuance of approximately 1,000,000 shares of the total number of shares of Class A Common Stock issued in the IDS Acquisition were issued pursuant to an exemption from registration pursuant to Regulation S. Such shares were issued to the former shareholders of IDS in exchange for all outstanding capital stock of IDS as described in
         Item 2 to this Current Report.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DAILEY INTERNATIONAL INC.



Dated: April 7, 1998                          /s/ James F. Farr
                                            -------------------
                                               James F. Farr
                                                 President






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                                  EXHIBIT INDEX

2.1 Share Purchase Agreement dated January 14, 1998 (the "Purchase Agreement"), by and among the Company, IDS and the shareholders of IDS (incorporated by reference from Amendment No. 1 to the Company's Registration Statement on Form S-4 (file no. 333-47345)). Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Purchase Agreement have not been filed with this exhibit. The Schedules contain various items relating to the representations and warranties made by the Company and IDS in the Purchase Agreement. The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

99.1     Press Release dated March 23, 1998.




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